                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[X] Preliminary Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
    12

                            TCW GALILEO FUNDS, INC.

                               ----------------

               (Name of Registrant as Specified In Its Charter)

                               ----------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                 PRELIMINARY PROXY STATEMENT--FOR SEC USE ONLY

                            TCW GALILEO FUNDS, INC.
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                               ----------------

                  TCW Galileo Aggressive Growth Equities Fund
                    TCW Galileo Convertible Securities Fund
                      TCW Galileo Earnings Momentum Fund
                       TCW Galileo Flexible Income Fund
                   TCW Galileo Focused Large Cap Value Fund
                       TCW Galileo Growth Insights Fund
                       TCW Galileo Health Sciences Fund
                       TCW Galileo Large Cap Growth Fund
                       TCW Galileo Large Cap Value Fund
                       TCW Galileo Select Equities Fund
                       TCW Galileo Small Cap Growth Fund
                       TCW Galileo Small Cap Value Fund
                          TCW Galileo Technology Fund
                     TCW Galileo Value Opportunities Fund
                      TCW Galileo Core Fixed Income Fund
                       TCW Galileo High Yield Bond Fund
                         TCW Galileo Money Market Fund
                  TCW Galileo Mortgage-Backed Securities Fund
           TCW Galileo Total Return Mortgage-Backed Securities Fund
                    TCW Galileo Asia Pacific Equities Fund
                  TCW Galileo Emerging Markets Equities Fund
                   TCW Galileo Emerging Markets Income Fund
                      TCW Galileo European Equities Fund
                      TCW Galileo Japanese Equities Fund
                    TCW Galileo Latin America Equities Fund
                TCW Galileo Select International Equities Fund

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To be held on Tuesday, June 26, 2001

                               ----------------

To the Shareholders of the TCW Galileo Funds, Inc.:

  Notice is hereby given that an Annual Meeting of Shareholders of the TCW Galileo Funds, Inc. (the "Company") will be held on Tuesday, June 26, 2001 at The Wilshire Grand Hotel, 930 Wilshire Boulevard, Los Angeles, California 90017 at 9:00 A.M. Pacific Daylight Time, for the following purposes:

  1. To elect nine directors of the Company, as named in the attached proxy statement, to serve on the Board of Directors until their successors have been duly elected and qualified.

  2. To approve a new Investment Advisory and Management Agreement for each of the Funds in the Company.

  3. To approve a New Sub-Advisory Agreement for the TCW Galileo Asia Pacific Equities Fund, the Emerging Markets Equities Fund, the European Equities Fund, the Japanese Equities Fund, and the Select International Equities Fund.

  4. To take action on other business that may properly come before the meeting.

  Shareholders of record as of the close of business on May 4, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof. To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

                                          By order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

May   , 2001


 It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope, thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                            TCW GALILEO FUNDS, INC.
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                        ANNUAL MEETING OF SHAREHOLDERS
                     To be held on Tuesday, June 26, 2001

                                PROXY STATEMENT

  This proxy statement relates to all currently active series (each a "Fund") of the TCW Galileo Funds, Inc. (the "Company"). The Board of Directors has fixed the close of business on May 4, 2001, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment. This proxy statement and accompanying proxy card were first mailed to shareholders on or about May 18, 2001. If you held shares of more than one Fund on the record date, you will receive separate proxy cards for each Fund.

  The Board is soliciting proxies from shareholders of each of the Funds with respect to the following proposals:

  1. To elect nine directors of the Company, as named herein, to serve on the Board of Directors until their successors have been duly elected and qualified.

  2. To approve a new Investment Advisory and Management Agreement for each of the Funds in the Company.

  3. To approve a New Sub-Advisory Agreement for the TCW Galileo Asia Pacific Equities Fund, the Emerging Markets Equities Fund, the European Equities Fund, the Japanese Equities Fund, and the Select International Equities Fund.

  4. To take action on other business that may properly come before the meeting.

  The Board of Directors solicits and recommends your execution of the enclosed proxy card. Shares for which a properly signed proxy card is received will be represented at the meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an "X" in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company, or by submitting a proxy bearing a later date, or by attending and voting at the meeting. However, attendance at the meeting, by itself, will not revoke a previously submitted proxy.

                     1. ELECTION OF THE BOARD OF DIRECTORS

  At the meeting, nine directors are to be elected to serve until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the nominees named below. The following schedule sets forth certain information regarding each nominee for election as director.

                        Principal Occupation During
                            Past Five Years and                       Shares
   Name and Position       Directorship of Public         Director Beneficially
     With the Fund               Companies            Age  Since     Owned(1)
   -----------------    ---------------------------   --- -------- ------------
 Marc I Stern*          President and Director, The    56   1992
 Chairman               TCW Group, Inc.; Chairman,
                        the Adviser; President and
                        Vice Chairman, TCW Asset
                        Management Company and
                        Trust Company of the West;
                        Chairman, TCW London
                        International, Limited;
                        Chairman, Apex Mortgage
                        Capital, Inc.; and Director
                        of Qualcomm Incorporated
                        (wireless communications).

 Alvin R. Albe, Jr.*    President and Director of      47   1992
 Director and President the Adviser; Executive Vice
                        President and Director of
                        TCW Asset Management
                        Company and Trust Company
                        of the West; and Executive
                        Vice President, The TCW
                        Group, Inc.; Senior Vice
                        President, TCW Convertible
                        Securities Fund, Inc.

 Thomas E. Larkin, Jr.* Vice Chairman, The TCW         61   1992
 Director               Group, Inc., Trust Company
                        of the West, TCW Asset
                        Management Company and the
                        Adviser; Vice Chairman of
                        the TCW Galileo Funds,
                        Inc.; Member of the Board
                        of Trustees of the
                        University of Notre Dame;
                        Director of Orthopedic
                        Hospital of Los Angeles;
                        Senior Vice President, TCW
                        Convertible Securities
                        Fund, Inc.

 John C. Argue          Former Senior Partner and      68   1992
 Director(2)            of Counsel, Argue Pearson
                        Harbison & Myers (law
                        firm); Director, Apex
                        Mortgage Capital, Inc.
                        (real estate investment
                        trust), Avery Dennison
                        Corporation (manufacturer
                        of self-adhesive products
                        and office supplies),
                        Nationwide Health
                        Properties, Inc. and TCW
                        Convertible Securities
                        Fund, Inc.; Chairman of the
                        Rose Hills Foundation, the
                        Amateur Athletic Foundation
                        and the University of
                        Southern California Board
                        of Trustees.

 Norman Barker, Jr.     Former Chairman of the         78   1992
 Director(2)            Board, First Interstate
                        Bank of California and
                        Former Vice Chairman of the
                        Board, First Interstate
                        Bancorp; Director, ICN
                        Pharmaceuticals, Inc., TCW
                        Convertible Securities
                        Fund, Inc., and Bank Plus
                        Corp.

 Richard W. Call        Former President, The         76    1994
 Director(2)            Seaver Institute (a private
                        foundation); Director, TCW
                        Convertible Securities
                        Fund, Inc. and The Seaver
                        Institute. Mr. Call is
                        currently involved in
                        investment in emerging
                        market countries.

                      Principal Occupation During
                          Past Five Years and                         Shares
 Name and Position       Directorship of Public           Director Beneficially
   With the Fund               Companies              Age  Since     Owned(1)
 -----------------    ---------------------------     --- -------- ------------
 Matthew K. Fong    Since 1999 Mr. Fong has been Of    45    1999
 Director(2)        Counsel to the Los Angeles
                    based law firm of Sheppard,
                    Mullin, Richter & Hamilton.
                    From 1995 to 1998, Mr. Fong
                    served as Treasurer of the
                    State of California. From 1991
                    to 1994, Mr. Fong was Vice
                    Chairman of the California
                    State Board of Equalization,
                    California's elected tax
                    agency. Mr. Fong is a director
                    of ESS Technology, Inc. and
                    American National Title and
                    serves as a Regent of
                    Pepperdine University and the
                    Los Angeles Children's
                    Hospital. Mr. Fong is also a
                    Lt. Colonel in the U.S. Air
                    Force Reserves.

 Patrick C. Haden   Since 1997, General Partner,       48 Nominee
 Nominee(3)         Riordan Lewis & Haden (a
                    venture capital firm);
                    director, Tetra Tech, Inc.,
                    Elkay Plastics Co, Inc.,
                    Financial Pacific Insurance
                    Group, Inc., and IndyMac
                    Mortgage Holdings.

 Hon. John A. Gavin Founder and, since 1968,           70 Nominee
 Nominee(3)         Chairman of Gamma Holdings,
                    (international capital
                    consulting firm); Member of the
                    Latin America Strategy Board of
                    Hicks, Muse, Tate & Furst;
                    Director, International Wire
                    Group, KKCF, Inc., and Apex
                    Mortgage Capital, Inc.; Trustee
                    and director of certain Merrill
                    Lynch mutual funds. From 1981
                    to 1986, Mr. Gavin was the
                    United States Ambassador to
                    Mexico.

--------
Notes:

 * Directors who are or may be deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Messrs. Stern, Albe and Larkin are shareholders and directors of The TCW Group, Inc., and directors of the TCW Investment Management Company ("TCW" or the "Adviser").

(1) Direct voting and investment power as of      , except as otherwise noted
    in this footnote. All officers and directors of the Company as a group owned, as of March 31, 2001, beneficially less than 1% of the outstanding shares of its Common Stock. The column in the above table also does not
    include approximately            shares which are owned by the Adviser and
    its affiliates.

(2) Member of the Audit Committee of the Board of Directors.

(3) Messrs. Haden and Gavin have not previously served on the Board of Directors of the Company.

  Each of the nominees has been unanimously selected and nominated separately, first by those Directors who are not interested persons of the Company or the Adviser and then nominated for election by the full Board of Directors.

  All non-interested Director nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. The interested Director nominees, Messrs. Stern, Albe and Larkin, have consented to being named in this Proxy Statement and have indicated their intention to serve, except that one of them must resign before completion of the transaction described in Proposal 2 so that the composition of the Board of Directors will comply with the Section 15(f) safe harbor under the 1940 Act (discussed in

Proposal 2). Should any nominee for Director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate. It is not presently anticipated that any nominee for election will withdraw or otherwise become unavailable prior to the Meeting.

  The Company has adopted an Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix F. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from its independent public accountant, and has discussed with its independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with management of the Company and the Company's independent public accountant, and discussed certain matters with the Company's independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report for the fiscal year ended October 31, 2000.

  The Board of Directors has not designated a nominating committee of the Board. The Board of Directors has designated the members identified by footnote (2) to the preceding table as the Audit Committee of the Board. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Company's Code of Ethics by the executive officers, Directors and investment personnel of the Adviser. The Audit Committee held one meeting during the last fiscal year.

  During the last fiscal year, the Board of Directors held four meetings. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Audit Committee, the total number of meetings held by such Committee.

  The Company pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director, prorated among the Funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Company who are employed by the Adviser or an affiliated company of the Adviser receive no compensation nor expense reimbursement from the Company.

  The following table illustrates the compensation paid to the Company's independent directors (the "Independent Directors") by the Company for the fiscal year ended October 31, 2000. Where applicable, the table also illustrates the compensation paid to the Independent Directors for the calendar year ended December 31, 2000 by the TCW Convertible Securities Fund, Inc. ("CVT"). CVT is included solely because the Company's Adviser, TCW Investment Management Company, also serves as CVT's investment adviser. The Independent Directors do not receive any pension or retirement benefits from the Company or CVT. The Interested Directors are omitted from this table because they receive no compensation directly from the Company.

     Name of Independent       Aggregate Compensation Total Compensation From
     Director                     From the Company      the Company and CVT
     -------------------       ---------------------- -----------------------
     John C. Argue............        $38,000                 $50,000

     Norman Barker, Jr........         38,000                  50,750

     Richard W. Call..........         37,500                  48,750

     Matthew K. Fong..........         38,000                  38,000

  Mr. Fong did not serve on the Board of CVT during 2000, however, he is currently standing for election to the Board of CVT. Messrs. Haden and Gavin, current nominees for the Board, are also standing for election to the Board of Directors of CVT.

  The following information relates to the executive officers of the Company who are not Directors of the Company. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of the officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

    Name and Position              Principal Occupation                 Officer
      with the Fund              During Past Five Years(1)          Age  Since
    -----------------            -------------------------          --- -------
 Michael E. Cahill       Managing Director, General Counsel and      50  1992
 Senior Vice President,  Secretary of the Trust Company of the
 General Counsel and     West, TCW Asset Management Company, the
 Assistant Secretary     Adviser and The TCW Group, Inc. Mr.
                         Cahill is also Secretary of Apex
                         Mortgage Capital, Inc.

 Charles W. Baldiswieler Managing Director of the Adviser, Trust     42  2000
 Senior Vice President   Company of West, and TCW Asset
                         Management Company.

 Ronald R. Redell        Senior Vice President of the Adviser,       30  2001
 Senior Vice President   Trust Company of the West, and TCW Asset
                         Management Company since August 2000.
                         Formerly National Sales Manager with RS
                         Investment Management (formerly
                         Robertson Stephens).

 Philip K. Holl          Senior Vice President, Associate General    51  1994
 Secretary               Counsel and Assistant Secretary of Trust
                         Company of the West, TCW Asset
                         Management Company and the Adviser;
                         Assistant Secretary of Apex Mortgage
                         Capital, Inc.

 Peter C. DiBona         Senior Vice President of Trust Company      42  1998
 Treasurer               of the West, TCW Asset Management
                         Company and the Adviser; Treasurer of
                         TCW Convertible Securities Fund, Inc.

--------
(1) Positions with the TCW Group, Inc. and its affiliates may have changed over time.

  In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Adviser, is an Assistant Secretary of the Company and George N. Winn, Assistant Vice President of the Adviser, Trust Company of the West and TCW Asset Management Company, is an Assistant Treasurer of the Company.

Required Vote

  The affirmative votes of a plurality of the votes cast at the meeting are required to elect each of the Directors.

  THE BOARD OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL 1. UNMARKED PROXIES WILL BE SO VOTED.

                 2. APPROVAL OF A NEW INVESTMENT ADVISORY AND
                             MANAGEMENT AGREEMENT

Introduction

  Since the inception of the Funds, TCW Investment Management Company ("TCW"), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, has served as investment adviser to the Funds, most recently pursuant to an Amended and Restated Investment Advisory and Management Agreement dated March 1, 1999 (the "Advisory Agreement").

  TCW presently serves as investment adviser to 50 investment companies (including separate series thereof) which are registered under the Investment Company Act of 1940 (the "1940 Act"), and to a number of other advisory clients.

  TCW is a wholly owned subsidiary of The TCW Group, Inc. ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW, provide a variety of trust, investment management and investment advisory services. As of March 31, 2001, TCW and its affiliated companies had approximately $80 billion under management or committed for management in various fiduciary and advisory capacities.

  The current directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr., President of TCW. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of approximately 25% of the outstanding voting stock of The TCW Group. Mr. Larkin, 61, is Vice Chairman of The TCW Group and TCW, and a Vice Chairman of Trust Company of the West. Mr. Stern, 57, is Chairman of TCW, President and Director of The TCW Group, and a Vice Chairman of Trust Company of the West. Mr. Albe, 47, is Executive Vice President and Director of Trust Company of the West, President and Director of TCW, and Executive Vice President of The TCW Group. The business address of Messrs. Albe, Day, Larkin and Stern, and of The TCW Group, is 865 South Figueroa Street, Los Angeles, California 90017.

  TCW will undergo a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination, of the Advisory Agreement with respect to each Fund. It is proposed that TCW continue to serve as investment adviser of the Funds following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of each Fund are being asked in Proposal 1 to approve a new investment advisory and management agreement (the "New Advisory Agreement") between the Company and TCW which is substantially identical to the current Advisory Agreement. The Board recommends that shareholders approve the New Advisory Agreement, a form of which is attached as Appendix A.

Description of the Transaction

  On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe Generale, S.A. ("Societe Generale"), Societe Generale Asset Management, S.A. ("SGAM"), a wholly owned subsidiary of Societe Generale, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM will acquire a 70% interest in The TCW Group over the next five years (the "Transaction"). As a result of this Transaction, Societe Generale will control The TCW Group and TCW.

  The Acquisition Agreement provides for the acquisition of the 70% interest in The TCW Group by SGAM with payment to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM will acquire a 51% ownership stake in The TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and based on the definitive accounting results of The TCW Group for the years 2001 and 2002.

  In a second stage, between 2003 and 2006, SGAM has the right to acquire, and The TCW Group shareholders have the right to put to SGAM, an additional 19% of The TCW Group shares in four equal annual installments, again paid for with Societe Generale shares. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and the definitive accounting results of The TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for The TCW Group to grow and increase its earnings. The TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

  The remaining 30% of the shares of The TCW Group will be retained by current shareholders and will be available for re-circulation to employees for incentive purposes as Societe Generale repurchases them over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

  In addition to the benefit conferred on holders of shares of The TCW Group, the Transaction has been designed to allow The TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale Group of companies, as discussed further below. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed up to $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by The TCW Group and approved by the new products committee.

  The Acquisition Agreement also provides for mechanisms to retain key employees of The TCW Group and TCW. In addition to incentive price adjustments that would benefit shareholders of The TCW Group, a stock option plan and a retention plan will be established by The TCW Group for the purpose of retaining and incentivizing selected employees of TCW and The TCW Group. This retention plan will be funded with $100,000,000 in cash or Societe Generale shares. Additionally, selected members of senior management will enter into employment contracts and non-competition and non-solicitation agreements with terms of four years or more.

  The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Robert A. Day, Chairman and CEO of The TCW Group, will be nominated to become the first American to serve on the Societe Generale board. Philippe Citerne, Chief Executive Officer of Societe Generale, and Philippe Collas, Chairman and CEO of SGAM, will sit on the board of directors of The TCW Group. Further, Marc I. Stern, President of The TCW Group, and Robert D. Beyer, President of Trust Company of the West, will sit on the board of directors of SGAM and will also join the executive committee of SGAM, along with William C. Sonneborn, Executive Vice President of The TCW Group. Otherwise, the TCW management structure will not change as a result of the transaction.

  The Transaction is expected to be completed on or about June 29, 2001, although there is no assurance that the Transaction will be completed. Upon completion of the Transaction, SGAM will hold a separate class of common stock of The TCW Group that has additional voting rights giving SGAM approximately 80% of the total voting rights in The TCW Group. Completion of the Transaction is subject to a number of conditions, including, among others, the receipt of certain regulatory approvals, effectiveness of certain employment agreements, and the absence of material adverse effects on the parties. Approval of the New Advisory Agreement by the shareholders of the Funds is not a condition to the closing of the Transaction. However, failure to do so may affect the closing price of the Transaction. If the Transaction is not completed for any reason, the Advisory Agreement will remain in effect.

Interest of Certain Persons in the Transaction

  Certain Executive Officers and Directors of the Company have a financial interest in the Transaction. Messrs. Albe, Larkin and Stern (the "Interested Directors") and Messrs. Cahill and Baldiswieler and Ms. Lord (the "Executive Officers") are shareholders of The TCW Group, and upon consummation of the Transaction will receive shares of Societe Generale in exchange for a portion of their interests in The TCW Group.

  Upon consummation of the Transaction, Messrs. Stern and Albe will each enter into an employment agreement for a term of at least four years after the closing of the Transaction. Each Interested Director and Executive Officer will continue to receive employment related compensation from TCW. A stock option plan and a retention plan will be established by TCW prior to the closing of the Transaction. TCW will determine, subject to approval by Societe Generale, the terms and conditions of such stock option plan, including the type and amount of securities subject to the plan, their exercise price, and pricing and vesting terms. The retention plan, funded by $100,000,000 in cash or Societe Generale stock, is designed to retain and incentivize selected employees of TCW. Representatives of Societe Generale and TCW will mutually agree on the participants and the amounts to be allocated under the plans, which may or may not include Executive Officers of the Company.

  As a result of the direct and indirect interests in the Transaction and in TCW, including any employment arrangements with TCW, each of the Interested Directors and Executive Officers may be deemed to have a substantial interest in shareholder approval of the New Advisory Agreement.

Post-Transaction Structure and Operations

  Upon completion of the Transaction, Societe Generale will control The TCW Group and its subsidiaries, including TCW. Operationally, TCW is expected to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW will coordinate its activities with SGAM. To permit the provision of advisory services to non-U.S. clients of SGAM and other advisory clients of the Societe Generale Group, TCW personnel, including personnel with portfolio management responsibility for the Funds, may become affiliated with SGAM or other Societe Generale-controlled firms. TCW also may call upon the research capabilities and resources of SGAM and its advisory affiliates in connection with providing investment advice to its clients. The TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

Description of Societe Generale and Its Affiliates

  Societe Generale, S.A., a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Group's strategy is to develop businesses with superior revenue flows within retail banking, asset management and private banking in order to guarantee steady earnings growth, to continue to enhance the profitability of its corporate and investment banking activities, to seize any opportunities offered by the internet to increase market share more quickly and cut costs, and to pursue a strategy of partnerships with European banks that share Societe Generale's vision of the banking industry. As of March 31, 2001, SGAM had assets under management of more than $150 billion. After completion of the Transaction, it is expected that TCW and SGAM will have over $230 billion under management based on current market valuations. Societe Generale's address is 29, boulevard Haussman, 75009, Paris, France.

  The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

  Following completion of the Transaction, Societe Generale and companies in the Societe Generale Group, including, but not limited to, certain broker-dealers such as SG Cowen Securities Corporation, Fimat USA, Inc., Santander Investment Securities Inc., Santander Securities, SG Securities Asia International Holdings Ltd., SG Securities Johannesburg, Societe Generale Investments (UK) Ltd., SG Securities Madrid, and Fimatex (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of TCW. Once the Transaction is completed, absent an SEC exemption or other relief, the Funds generally would be precluded from effecting principal transactions with the Affiliated Brokers, and its/their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to limitations. TCW does not believe that the applicable limitations on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

Anticipated Impact of the Transaction on Management of the Funds

  The Societe Generale Group has a long track record of acquiring successful businesses, then allowing those businesses to flourish by leaving the management and decision-making authority intact at the firms. To that end, The TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW believes that Societe Generale is committed to the people and processes that have led to TCW's success over the years. Accordingly, TCW believes that the Transaction should have no immediate impact, other than as already noted above, on the management of the Funds or TCW's capacity to provide the type, quality, or quantity of services that it currently provides, and that the Funds should continue to receive the same high quality of service after the Transaction. As discussed below, however, TCW believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

  Specifically, TCW does not anticipate that the Transaction will result in personnel changes affecting the management or the administration of, or TCW's relationship with, the Funds, including those responsible for TCW's regulatory compliance program. Further, although TCW's Advisory Agreement with respect to the Funds will terminate as a result of the Transaction, the New Advisory Agreement that is being proposed is substantively identical to that currently in effect. In particular, the investment management fees payable to TCW, the services to be provided by TCW, and TCW's obligations and duties under that Agreement will remain unchanged. TCW will bear all the expenses of the Company in preparing and mailing any necessary proxy materials or other shareholder communications in connection with the Transaction, including the expenses of any necessary proxy solicitation services.

The Benefits of the Transaction

  TCW anticipates that the Transaction with Societe Generale will benefit TCW and the Company in a variety of ways, including the following:

  . TCW's investment expertise will be enhanced by this combination because of the business experience and relationships that Societe Generale has built around the globe, particularly in Europe. TCW's access to European markets and business opportunities will be greatly enhanced by Societe Generale's experience and relationships. The combined global resources of Societe Generale and TCW will allow TCW to take advantage of the growth in international markets and the promising potential for premier investment advisory firms in the global marketplace.

  . SGAM currently has a team of global investment professionals that manages more than $150 billion in assets. Opportunities for synergies among these professionals and TCW's investment professionals will provide an excellent opportunity for furthering TCW's global investment expertise.

  . The combination will provide additional career opportunities for TCW professionals, furthering TCW's ability to attract and retain the best people.

  . The combination with an organization with the size and resources of the Societe Generale Group will provide TCW with the enhanced opportunity to obtain additional capital and other resources to improve the quality of services TCW is able to provide.

Section 15(f) of the 1940 Act

  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the change of control whereby the investment adviser (or its predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from, or on behalf of, such investment company. The Board has been advised that TCW is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Company. The second condition of Section 15(f) is that during the three-year period after the change of control, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined on the 1940 Act) of the investment adviser undergoing the change of control (or predecessor or successor adviser). It is anticipated that the composition of the Company's Board will satisfy this condition prior to the closing of the Transaction. Societe Generale and each of the other parties to the Agreement have agreed to use reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during the applicable time periods.

The Contracts

  The Advisory Agreement

  TCW has served as investment adviser to each Fund since its inception. The Advisory Agreement, dated March 1, 1999, was last submitted for approval by shareholders at a special meeting on February 10, 1999 for the purpose of approval of an Amended and Restated Investment Advisory and Management Agreement. The shareholders of the TCW Galileo Select International Equities Fund last approved a change in the advisory fee rate in conjunction with the amendment of that Fund's investment policies at a special meeting of shareholders of that Fund on December 8, 2000. If the Transaction is not consummated, TCW will continue to serve as adviser to the Funds under the current Advisory Agreement. The Advisory Agreement was last approved by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting held on February 21, 2001.

  Under the terms of the Advisory Agreement, TCW is responsible for making investment decisions and placing orders for the purchase and sale of each Fund's investments directly with the issuers or with brokers or dealers selected by TCW at its discretion. TCW also furnishes to the Board, which has overall responsibility for the business and affairs of the Funds, periodic reports on the investment performance of the Funds.

  TCW is obligated to manage each Fund in accordance with applicable laws and regulations. The investment advisory services of TCW to each Fund are not exclusive under the terms of the Advisory Agreement. TCW is free to, and does, render investment advisory services to others.

  Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that TCW generally is not liable to the Funds for any error in judgment, mistake of law, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TCW's duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Advisory Agreement may be terminated by the Company without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Funds' outstanding shares voting as a single class, or upon 60 days' notice by TCW. As noted above, the Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

  TCW receives a monthly fee from the Funds at an annual rate based on average daily net assets of the Funds as set forth in Appendix B, which also sets forth the aggregate advisory fees paid to TCW during the Funds' last fiscal year. Information about TCW, its principal executive officer and directors, TCW's other investment company clients, and TCW's brokerage policies is presented in Appendix C.

 The New Advisory Agreement

  The New Advisory Agreement is substantially identical to the Advisory Agreement. As noted previously, TCW does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Funds or have an adverse effect on TCW's ability to fulfill its obligations to the Funds. No change is anticipated in the investment philosophies and practices currently followed by the Funds. There will be no change in advisory fees for the Funds. TCW has advised the Company that it currently anticipates that the same persons responsible for management of the Funds under the Advisory Agreement will continue to be responsible for management of the Funds under the New Advisory Agreement.

  At the April 30, 2001 meeting of the Board, the New Advisory Agreement was approved unanimously by the Board at an in-person meeting called for the purpose of acting on the New Advisory Agreement, including a majority of the Directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Directors of the Company). The New Advisory Agreement, as approved by the Board, is submitted for approval by the shareholders of the Funds. The New Advisory Agreement must be voted upon by each Fund to which it pertains.

  If the New Advisory Agreement is approved by shareholders of a Fund, it will take effect immediately upon the closing of the Transaction. The New Advisory Agreement will remain in effect for two years from the date it takes effect and, unless earlier terminated, will continue from year to year thereafter, provided that such continuance is approved annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) a majority of the Directors who are not parties to the New Advisory Agreement or "interested persons" of any such party (other than as Directors of the Company).

Evaluation by the Board of Directors

  The Board has determined that, in approving the New Advisory Agreement on behalf of the Funds, the Company can best assure itself that services currently provided to the Funds by TCW, its officers and employees, will continue without interruption after the Transaction. The Board believes that, like the Advisory Agreement, the New Advisory Agreement will enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders.

  In determining whether it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Board, including the Directors who are not parties to the New Advisory Agreement or interested persons of such parties, considered various materials and representations provided by TCW, including information concerning the continued employment of senior management and investment professionals by TCW after the Transaction, and was advised by independent legal counsel with respect to these matters.

  Information considered by the Directors included, among other things, the following: (1) TCW's representation that the same persons currently responsible for management of the Funds currently are expected to continue to manage the Funds under the New Advisory Agreement, thus helping to ensure continuity of management; (2) the compensation to be received by TCW under the New Advisory Agreement is the same as the compensation paid under the Advisory Agreement, which the Board previously has determined to be fair and reasonable; (3) TCW's representation that it will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Advisory Agreement with the terms of the Advisory Agreement; (5) representations made by

TCW concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Funds, and on the Funds' ability to engage in portfolio transactions; (6) representations made by TCW that synergies among Societe Generale's and TCW's operations could produce benefits to shareholders through expansion of TCW's investment expertise and investment research capabilities and the enhanced resources expected to be available to TCW; (7) the nature and quality of the services rendered by TCW under the Advisory Agreement; (8) the results achieved by TCW for the Funds; (9) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of TCW; (10) TCW's representation that the Funds will not bear any of the costs arising as a result of the Transaction, including the expense of the preparation and mailing of proxy materials or any proxy solicitation services utilized in connection with this matter.

  Based upon its review, the Board determined that, by approving the New Advisory Agreement, the Funds can best be assured that services from TCW will be provided without interruption and without change. The Board also determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Advisory Agreement and voted to recommend its approval by each Fund's shareholders.

  In addition to consideration of the New Advisory Agreement, the Board considered and approved a new Distribution Agreement between the Company and TCW Brokerage Services (the "Distributor") with respect to the Funds pursuant to which the Distributor will act as principal underwriter of the Company's shares. This was necessary because the current Distribution Agreement will terminate upon consummation of the Transaction. Similarly, the Board authorized the Distributor to enter into new agreements with participating dealers in the Funds' shares pursuant to which payments under the Funds' Rule 12b-1 distribution plans are made.

Required Vote

  The affirmative vote of a majority of each Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the New Advisory Agreement with respect to each Fund. The 1940 Act defines a vote of a majority of a fund's outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote.

  In the event that, due to adjournments of the Annual Meeting of Shareholders, the Transaction is consummated before shareholders approve the New Advisory Agreement, the Board, including a majority of the Directors who are not parties to the Advisory Agreement or the New Advisory Agreement, or interested persons of any such party, has authorized an interim advisory contract which has the same terms as the current Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, this interim contract may continue on effect for up to 150 days after the automatic termination of the current Advisory Agreement, and investment management fees would be held in an escrow account pending shareholder approval of the New Advisory Agreement, after which such fees would be paid to the Adviser. In the event the New Advisory Agreement is not approved by the Fund's shareholders, the Board will consider appropriate action.

  THE BOARD OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL 2. UNMARKED PROXIES WILL BE SO VOTED.

      3. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR CERTAIN FUNDS ONLY:
                    TCW Galileo Asia Pacific Equities Fund
                  TCW Galileo Emerging Markets Equities Fund
                      TCW Galileo European Equities Fund
                      TCW Galileo Japanese Equities Fund
                TCW Galileo Select International Equities Fund

Introduction

  TCW has retained, at its sole expense, TCW London International, Limited ("TCW London") to act as a sub-adviser to the TCW Galileo Asia Pacific Equities Fund, the Emerging Markets Equities Fund, the European Equities Fund, the Japanese Equities Fund, and the Select International Equities Fund (collectively, the "Sub-Advised Funds"). TCW London is organized under the laws of England and regulated by the Investment Management Regulatory Organisation (IMRO). TCW London is a wholly owned subsidiary of The TCW Group with its principal office located at 16 Charles II Street, London SW1Y 4QV England, London, England. TCW London provides the Sub-Advised Funds with investment advice and portfolio management services subject to the overall supervision of TCW.

  As a sub-adviser to the Sub-Advised Funds, TCW London identifies and analyzes industries and individual issuers of securities, provides analyses of economic and political trends and developments and their potential effect on international securities markets and the Sub-Advised Funds' investments, monitors regulatory and procedural developments occurring in international securities markets, and reviews and analyzes the Sub-Advised Funds' international investments.

  At meetings of the Board held on April 30, 2001, the Directors, including all of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of the Funds approve, a proposal to adopt a new sub-advisory contract (the "New Sub-Advisory Agreement") effective upon consummation of the Transaction.

  Shareholders of the Sub-Advised Funds are being asked to approve the New Sub-Advisory Agreement with TCW London. Societe Generale's purchase of a portion of The TCW Group in the Transaction described above in Proposal 2 will constitute an "assignment" (as defined in the 1940 Act) of TCW's current Amended and Restated Sub-Advisory Agreement with TCW London (the "Sub-Advisory Agreement"). As required by the 1940 Act, the Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Sub-Advisory Agreement will terminate upon the consummation of the Transaction and the proposal to adopt a New Sub-Advisory Agreement is being proposed to enable TCW London to continue to manage the Sub-Advised Fund's international investments, subject to the overall supervision of TCW.

The Sub-Advisory Agreement and the New Sub-Advisory Agreement

  The terms of the proposed New Sub-Advisory Agreement are substantially identical to the terms of the existing Sub-Advisory Agreement. TCW, and not the Sub-Advised Funds, pays a portion of the fee it receives from the Sub-Advised Funds to TCW London as compensation for TCW London's sub-advisory services to the Sub-Advised Funds. The stated sub-advisory fee to be paid by TCW is identical under the proposed New Sub-Advisory Agreement and the existing Sub-Advisory Agreement. All the terms described below with respect to the proposed Sub-Advisory Agreement were contained in the existing contract.

  The following summary of the New Sub-Advisory Agreement is qualified by reference to the form of the New Sub-Advisory Agreement attached to this proxy statement as Appendix E.

  The sub-advisory services to be provided by TCW London to the Sub-Advised Funds under the New Sub-Advisory Agreement are identical to those provided by TCW London under the existing Sub-Advisory Agreement. Pursuant to the terms of the Sub-Advisory Agreement, TCW London provides each Sub-Advised Fund with investment advisory services, including evaluations relating to the economy, foreign currency matters, securities and commodities markets and individual securities and commodities. Further TCW London assists TCW in the management of the assets in the Sub-Advised Funds, including placing of purchase and sale orders on behalf of the Sub-Advised Funds. However, TCW is not required to utilize the services of TCW London with respect to any specific or minimum percentage of the assets of the Sub-Advised Funds.

  For its services, TCW London is entitled to a sub-advisory fee from TCW. The Sub-Advised Funds have no responsibility to pay any fee to TCW London. The method and rate for calculating the sub-advisory fee will be the same under the proposed New Sub-Advisory Agreement as under the existing Sub-Advisory Agreement. Under both the existing and proposed agreements, TCW pays TCW London a fee at an annual rate expressed as a percentage of the net assets for which TCW London renders investment advisory services

                                                                         Annual
   Name of Fund                                                         Fee Rate
   ------------                                                         --------
   TCW Galileo Asia Pacific Equities Fund..............................   1.00%
   TCW Galileo Emerging Markets Equities Fund..........................   1.00%
   TCW Galileo European Equities Fund..................................   0.75%
   TCW Galileo Japanese Equities Fund..................................   0.75%
   TCW Galileo Select International Equities Fund......................   0.75%

  There will be no increase in the sub-advisory fee rate in connection with the Transaction. If the proposed New Sub-Advisory Agreement had been in effect for the Sub-Advised Funds' most recently completed fiscal year, the amount of sub-advisory fees payable to TCW London by TCW would have been identical to those payable under the existing Sub-Advisory Agreement.

  The aggregate amount of investment sub-advisory fees paid by TCW to TCW London during the most recently completed fiscal year for each of the Sub-Advised Funds is set forth in Appendix B to this proxy statement. The existing Sub-Advisory Agreement is dated as of November 22, 1995. The date that the existing Sub-Advisory Agreement was most recently submitted to shareholders for approval and the purpose for such submission is also set forth in notes to Appendix B.

  Under the Sub-Advisory Agreement and New Sub-Advisory Agreement, TCW London shall not be liable to TCW or the Company or shareholders for any error of judgment or mistake of law or for any act or omission by the TCW London or for any losses sustained by the Sub-Advised Funds or their investors, except in the presence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.

  If approved by shareholders of the Sub-Advised Funds, the proposed New Sub-Advisory Agreement will become effective upon completion of the Transaction and will continue in effect for two years and thereafter will continue from year to year subject to annual approval by the Board of Directors in the same manner as the existing Sub-Advisory Agreement. The proposed New Sub-Advisory Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of a Sub-Advised Fund, upon 30 days written notice.

Evaluation by the Board of Directors

  The Board has determined that, in approving the New Sub-Advisory Agreement on behalf of the Sub-Advised Funds, the Company can best assure itself that services currently provided by TCW London, its officers and employees, will continue without interruption after the Transaction. The Board believes that, like the Sub-Advisory Agreement, the New Sub-Advisory Agreement will enable the Sub-Advised Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders.

  In determining whether it was appropriate to approve the New Sub-Advisory Agreement and to recommend approval to shareholders, the Board, including the Directors who are not parties to the New Sub-Advisory Agreement or interested persons of such parties, considered various materials and representations provided by TCW and TCW London, including information concerning the continued employment of senior management and investment professionals by TCW London after the Transaction, and was advised by independent legal counsel with respect to these matters.

  Information considered by the Directors included, among other things, the following: (1) TCW London's representation that the same persons currently responsible for management of the Sub-Advised Funds are expected to continue to manage the Funds under the New Sub-Advisory Agreement, thus helping to ensure continuity of management; (2) the compensation to be received by TCW London under the New Sub-Advisory Agreement is the same as the compensation paid under the Sub-Advisory Agreement, which the Board previously has determined to be fair and reasonable; (3) TCW London's representation that it will not seek to increase the rate of sub-advisory fees paid by the Funds for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Sub-Advisory Agreement with the terms of the Sub-Advisory Agreement; (5) representations made by TCW London concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Sub-Advised Funds, and on the Funds' ability to engage in portfolio transactions; (6) the representations by TCW London that synergies among Societe Generale's and TCW London's operations could produce benefits to shareholders through expansion of TCW London's investment expertise and investment research capabilities and the enhanced resources expected to be available to TCW London; (7) the nature and quality of the services rendered by TCW London under the Sub-Advisory Agreement; (8) the results achieved by TCW London for the Funds; (9) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of TCW London; (10) TCW's representation that the Funds will not bear any of the costs arising as a result of the Transaction, including the expense of the preparation and mailing of proxy materials or any proxy solicitation services utilized in connection with this matter.

  The Board of Directors considered the proposal at an in-person meeting called for the purpose of acting on the new Sub-Advisory Agreement on April 30, 2001. Based upon its review, the Board determined that, by approving the New Sub-Advisory Agreement, the Sub-Advised Funds can best be assured that services from TCW London will be provided without interruption and without change. Further, the Board, including the Directors who are not parties to the New Sub-Advisory Agreement or interested persons of such parties, unanimously concluded that the terms of the proposed New Sub-Advisory contract for the Sub-Advised Funds are reasonable, fair and in the best interests of the Funds and their shareholders. The Board, by a unanimous vote cast at the meeting, approved and voted to recommend to the shareholders of the Sub-Advised Funds that they approve the New Sub-Advisory Agreement.

Required Vote

  The affirmative vote of a majority of each Sub-Advised Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the New Sub-Advisory Agreement with respect to each Sub-Advised Fund. The 1940 Act defines a vote of a majority of a fund's outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote.

  In the event that, due to adjournments of the Annual Meeting of Shareholders, the Transaction is consummated before shareholders approve the New Sub-Advisory Agreement, the Board, including a majority of the Directors who are not parties to the Advisory Agreement or the New Advisory Agreement, or interested persons of any such party, has authorized an interim sub-advisory contract which has the same terms as the current Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, this interim contract may continue in effect for up to 150 days after the automatic termination of the current Advisory Agreement and Sub-Advisory Agreement, and investment management fees would be held in an escrow account pending shareholder approval of the New Sub-Advisory Agreement after which such fees would be paid to the Sub-Adviser. In the event the New Advisory Agreements are not approved by the Funds' shareholders, the Board will consider appropriate action.

  THE BOARD OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL 3. UNMARKED PROXIES WILL BE SO VOTED.

                               4. OTHER MATTERS

  The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

                             INDEPENDENT AUDITORS

  The Board of Directors (including a majority of directors who are not interested persons of the Company as that term is defined in the 1940 Act) selected the firm of Deloitte & Touche LLP ("Deloitte") as independent auditors for the Company for the fiscal year ending October 31, 2001. The engagement of such independent auditors is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Representatives of Deloitte are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

  Audit Fees. The aggregate fees paid to Deloitte in connection with the annual audit of the Company for the fiscal year ended October 31, 2000 was $402,477.

  Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by Deloitte to the Company, the Adviser, and entities controlling, controlled by or under common control with the Adviser that provide services to the Company for the fiscal year ended October 31, 2000.

  All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Deloitte to the Company, the Adviser, and entities controlling, controlled by or under common control with the Adviser, that provide services to the Company was $10,000 for the fiscal year ended October 31, 2000. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte.

                         VOTING AND OTHER INFORMATION

Voting Information

  The Board of Directors has fixed the close of business on May 4, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment. Each share of a Fund is entitled to vote with respect to proposals on which that Fund's shareholders are entitled to vote, with fractional votes for fractional shares.

  At the close of business on the record date, the following number of shares of the Funds, representing the corresponding number of votes, were outstanding:

                                                              Number of Shares
   TCW Galileo Fund Name:                                    Outstanding (Votes)
   ----------------------                                    -------------------
   Aggressive Growth Equities Fund..........................
   Convertible Securities Fund..............................
   Earnings Momentum Fund...................................
   Flexible Income Fund.....................................
   Focused Large Cap Value Fund.............................
   Growth Insights Fund.....................................
   Health Sciences Fund.....................................
   Large Cap Growth Fund....................................
   Large Cap Value Fund.....................................
   Select Equities Fund.....................................
   Small Cap Growth Fund....................................
   Small Cap Value Fund.....................................
   Technology Fund..........................................
   Value Opportunities Fund.................................
   Core Fixed Income Fund...................................
   High Yield Bond Fund.....................................
   Money Market Fund........................................
   Mortgage-Backed Securities Fund..........................
   Total Return Mortgage-Backed Securities Fund.............
   Asia Pacific Equities Fund...............................
   Emerging Markets Equities Fund...........................
   Emerging Markets Income Fund.............................
   European Equities Fund...................................
   Japanese Equities Fund...................................
   Latin America Equities Fund..............................
   Select International Equities Fund.......................

  As of May 4, 2001, the record date, the persons owning of record or beneficially 5% or more of the shares of the Funds are set forth in Appendix
D. As of the record date, the Directors and officers of the Company owned less than 1% of its outstanding shares of common stock.

  The presence at the meeting, in person or by proxy, of one-third of the issued and outstanding voting shares of each Fund is required to constitute a quorum at the meeting. Proxies that reflect abstentions or broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of a "no" vote for Proposals 2 and 3. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposal 1 which requires the approval of a plurality of the shares of the Company voted at the Meeting. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Fund's shares. Shares represented by improperly marked proxy cards will be treated as abstentions.

  Timely, properly executed proxies will be voted as instructed by shareholders. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by written notice addressed to the Secretary of the Company, or by submitting a proxy bearing a later date, or by attending and voting at the meeting. However, attendance at the meeting, by itself, will not revoke a previously submitted proxy.

Cost and Method of Proxy Solicitation

  The cost of soliciting proxies for this Annual Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by TCW Investment Management Company. PFPC Global Fund Services has been retained to assist with proxy solicitation activities. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, the Internet, telephone, facsimile, telegram, personal interview or otherwise through officers and employees of the Company and its investment adviser or distributor without special compensation therefore. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Company may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners of common stock.

  Shareholders may sign and mail the proxy card(s) received with the proxy statement or may give voting instructions via touchtone telephone by following the instructions enclosed with the proxy card.

Other Information

  Investors Bank & Trust Company, 200 Clarendon Street, Boston,
Massachusetts 02116, serves as the administrator of the Company. TCW Brokerage Services, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 serves as distributor to the Company.

Shareholder Proposals

  The Company does not hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Adjournment

  In the event that the necessary quorum to transact business at the meeting is not obtained, or a quorum is present at the meeting but sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals, and they will vote against any such adjournment those proxies which have voted against any of such proposals. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

                                          By Order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

May   , 2001


 Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.



 A copy of the Company's most recent Annual Report is available without charge upon request by writing the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or telephoning it at 1-800-FUND-TCW.

                                                                     APPENDIX A

                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

  THIS AGREEMENT (this "Agreement") is made as of                  , 2001 by
and between TCW GALILEO FUNDS, INC., a Maryland corporation (the "Company"), and TCW INVESTMENT MANAGEMENT COMPANY, a California corporation (the "Adviser").

  WHEREAS, the Company is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act");

  WHEREAS, the Adviser is engaged in the business of providing investment advice and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

  WHEREAS, the Company wishes to retain the Adviser to render investment advisory and management services; and

  WHEREAS, the Adviser is willing to perform such services.

  NOW, THEREFORE, the Company and the Adviser agree as follows:

  1. Appointment.

  (a) The Company hereby employs the Adviser to provide investment advisory and management services for each of the portfolios of the Company specified in Schedule A, as such Schedule A may be amended from time to time (each, individually, a "Fund" and, collectively, the "Funds"). This engagement is for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations set forth in this Agreement, for the compensation provided below.

  (b) If the Company establishes one or more portfolios other than the Funds listed in Schedule A with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing, whereupon such portfolio shall become a Fund under this Agreement and Schedule A shall be amended accordingly. The compensation payable by such new portfolio to the Adviser shall be agreed to in writing at the time.

  (c) The Adviser, subject to the prior approval of the Company's Board of Directors, may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist it in the performance of this Agreement, provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

  2. Advisory and Management Services. The Adviser, subject to the direction and supervision of the Company's Board of Directors and in conformity with applicable laws, the Company's Articles of Incorporation, Bylaws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions, shall:

  (a) Manage the investment of each Fund's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in that Fund's portfolio, the formulation and implementation of the Fund's investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

  (b) Place orders for the purchase or sale of portfolio securities for each Fund's account with broker-dealers selected by the Adviser;

  (c) Administer the day to day operations of each Fund;

  (d) Furnish to the Company office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping those accounts and records of the Company and the Funds that are not maintained by the Company's transfer agent, custodian, accounting or subaccounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company, if desired and reasonably required by the Company; and

  (e) Pay such expenses as are incurred by it in connection with providing the foregoing services, except as provided in Section 3 below.

  3. Company Expenses. The Company assumes and shall pay or cause to be paid all expenses of the Company and the Funds, including, without limitation: (a) all costs and expenses incident to the public offering of securities of the Company, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian appointed by the Company for the safekeeping of the cash, portfolio securities and other property of the Funds; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Company; (e) the charges and expenses of any accounting or subaccounting agent appointed by the Company to provide accounting services to the Funds; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state, local or other governmental agencies; (h) the cost and expense of printing and issuing certificates representing securities of the Company; (i) fees involved in registering and maintaining registrations of the Company under the 1940 Act; (j) all expenses of shareholders' and directors' meetings, and of preparing, printing and mailing proxy statements and reports to shareholders;
(k) fees and expenses of directors of the Company who are not officers or employees of the Adviser; (l) all fees and expenses incident to the Company's dividend reinvestment plan; (m) charges and expenses of legal counsel to the independent directors and to the Company; (n) trade association dues; (o) interest payable on Company borrowings; (p) any shareholder relations expense;
(q) premiums for a fidelity bond and any errors and omissions insurance maintained by the Company; and (r) any other ordinary or extraordinary expenses incurred by the Company or the Funds in the course of their business.

  4. Compensation. As compensation for the services performed with respect to each Fund, the Company shall pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in Schedule B, as may be amended from time to time.

  For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the compensation provided shall be prorated.

  The Company shall also reimburse the Adviser for the organizational expenses incurred by the Adviser on behalf of each Fund or class thereof. Such organizational expenses shall be amortized by the Company over five years.

  5. Services Not Exclusive. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of a Fund, and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Adviser or any such affiliated person may be acting. While information and recommendations supplied to each Fund shall, in the Adviser's judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Fund, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies, funds and advisory accounts. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by the Adviser to any other investment company, fund or advisory account.

  6. Portfolio Transactions and Brokerage. In placing portfolio transactions and selecting brokers or dealers, the Adviser shall endeavor to obtain on behalf of the Company and the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the "brokerage and research services" provided to the Company, the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Company and the Funds.

  7. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser agrees that all records that it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-l under the 1940 Act.

  8. Limitation of Liability. Neither the Adviser, nor any director, officer, agent or employee of the Adviser, shall be liable or responsible to the Company or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. The Adviser shall be indemnified by the Company as an agent of the Company in accordance with the terms of Article Eighth, Section (9) of the Company's Articles of Incorporation.

  9. Nature of Relationship. The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser is an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

  10. Duration and Termination. This Agreement shall become effective upon its execution and shall continue in effect until two years from the date hereof, provided it is approved by the vote of a "majority of the outstanding voting securities" of the Company. Thereafter, this Agreement shall continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a "majority of the outstanding voting securities" of the Company or by vote of the Board of Directors of the Company, and (b) by vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Company (either by vote of its Board of Directors or by vote of a "majority of the outstanding voting securities" of the Company) may, at any time and without payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser. This Agreement shall automatically and immediately terminate in the event of its "assignment." The Adviser may terminate this Agreement without payment of any penalty on sixty days' written notice to the Company.

  11. Definitions. For the purposes of this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.

  12. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

  13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the day and year first above written in Los Angeles, California.

                                          TCW GALILEO FUNDS, INC.

                                          By: _________________________________

Attest                                    By: _________________________________

_____________________________
Secretary

                                          TCW INVESTMENT
                                          MANAGEMENT COMPANY

                                          By: _________________________________

Attest                                    By: _________________________________

_____________________________
Secretary

                                   SCHEDULE A

Funds

TCW Galileo Money Market Fund

TCW Galileo Emerging Markets Income Fund

TCW Galileo Core Fixed Income Fund

TCW Galileo High Yield Bond Fund

TCW Galileo Total Return Mortgage-Backed Securities Fund

TCW Galileo Mortgage-Backed Securities Fund

TCW Galileo Asia Pacific Equities Fund

TCW Galileo Emerging Markets Equities Fund

TCW Galileo European Equities Fund

TCW Galileo Select International Equities Fund

TCW Galileo Japanese Equities Fund

TCW Galileo Latin America Equities Fund

TCW Galileo Convertible Securities Fund

TCW Galileo Select Equities Fund

TCW Galileo Earnings Momentum Fund

TCW Galileo Large Cap Growth Fund

TCW Galileo Large Cap Value Fund

TCW Galileo Aggressive Growth Equities Fund

TCW Galileo Small Cap Growth Fund

TCW Galileo Small Cap Value Fund

TCW Galileo Value Opportunities Fund

TCW Galileo Flexible Income Fund

TCW Galileo Focused Large Cap Value Fund

TCW Galileo Growth Insights Fund

TCW Galileo Health Sciences Fund

TCW Galileo Technology Fund

                                   SCHEDULE B

                                                           Annual Fee Rate
                                                           (expressed as a
                        Fund                          percentage of net assets)
                        ----                          -------------------------
TCW Galileo Money Market Fund........................           0.25%

TCW Galileo Emerging Markets Income Fund.............           0.75%

TCW Galileo Core Fixed Income Fund...................           0.40%

TCW Galileo High Yield Bond Fund.....................           0.75%

TCW Galileo Total Return Mortgage-Backed Securities
 Fund................................................           0.50%

TCW Galileo Mortgage-Backed Securities Fund..........           0.50%

TCW Galileo Asia Pacific Equities Fund...............           1.00%

TCW Galileo Emerging Markets Equities Fund...........           1.00%

TCW Galileo European Equities Fund...................           0.75%

TCW Galileo Select International Equities Fund.......           0.75%

TCW Galileo Japanese Equities Fund...................           0.75%

TCW Galileo Latin American Equities Fund.............           1.00%

TCW Galileo Convertible Securities Fund..............           0.75%

TCW Galileo Select Equities Fund.....................           0.75%

TCW Galileo Earnings Momentum Fund...................           1.00%

TCW Galileo Large Cap Growth Fund....................           0.55%

TCW Galileo Large Cap Value Fund.....................           0.55%

TCW Galileo Aggressive Growth Equities Fund..........           1.00%

TCW Galileo Small Cap Growth Fund....................           1.00%

TCW Galileo Small Cap Value Fund.....................           1.00%

TCW Galileo Value Opportunities Fund.................           0.80%

TCW Galileo Flexible Income Fund.....................           0.75%

TCW Galileo Focused Large Cap Value Fund.............           0.65%

TCW Galileo Growth Insights Fund.....................           0.90%

TCW Galileo Health Sciences Fund.....................           0.90%

TCW Galileo Technology Fund..........................           1.00%

                                                                     APPENDIX B

                                 ADVISORY FEES

  TCW currently receives a monthly investment advisory fee from the Funds at an annual rate based on average daily net assets of the Funds as set forth below. TCW received the indicated aggregate advisory fees from the Funds during the fiscal year that ended October 31, 2000.

  TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

                                                                   Aggregate
                                                                 Advisory Fees
                                                                      For
                                                                  the Fiscal
                                                                  Year Ended
Fund(s)                                        Fee Rate           10/31/2000
-------                                        --------          -------------
TCW Galileo Funds
Aggressive Growth Equities Fund...... Annual rate of 1% of
                                       average daily net assets   $2,744,000
Convertible Securities Fund.......... Annual rate of 0.75% of
                                       average daily net assets   $  463,000
Flexible Income Fund................. Annual rate of 0.75% of
                                       average daily net assets   $        0(1)
Focused Large Cap Value Fund......... Annual rate of 0.65% of
                                       average daily net assets   $        0(1)
Growth Insights Fund................. Annual rate of 0.90% of
                                       average daily net assets   $        0(1)
Health Sciences Fund................. Annual rate of 0.90% of
                                       average daily net assets   $        0(1)
Earnings Momentum Fund............... Annual rate of 1% of
                                       average daily net assets   $  304,000
Large Cap Growth Fund................ Annual rate of 0.55% of
                                       average daily net assets   $  166,000
Large Cap Value Fund................. Annual rate of 0.55% of
                                       average daily net assets   $  487,000
Select Equities Fund................. Annual rate of 0.75% of
                                       average daily net assets   $3,770,000
Small Cap Growth Fund................ Annual rate of 1% of
                                       average daily net assets   $4,430,000
Small Cap Value Fund................. Annual rate of 1% of
                                       average daily net assets   $    3,000(2)
Technology Fund...................... Annual rate of 1% of
                                       average daily net assets   $        0(1)
Value Opportunities Fund............. Annual rate of 0.80% of
                                       average daily net assets   $  311,000
Core Fixed Income Fund............... Annual rate of 0.40% of
                                       average daily net assets   $  239,000

                                                                  Aggregate
                                                                Advisory Fees
                                                                     For
                                                                 the Fiscal
                                                                 Year Ended
              Fund(s)                         Fee Rate           10/31/2000
              -------                         --------          -------------
High Yield Bond Fund................ Annual rate of 0.75% of
                                      average daily net assets   $1,544,000
Money Market Fund................... Annual rate of 0.25% of
                                      average daily net assets   $  591,000
Mortgage-Backed Securities Fund..... Annual rate of 0.50% of average daily net assets*  $  322,000
Total Return Mortgage-Backed         Annual rate of 0.50% of
 Securities Fund....................  average daily net assets   $  408,000
Asia Pacific Equities Fund.......... Annual rate of 1% of
                                      average daily net assets   $  190,000(3)
Emerging Markets Equities Fund...... Annual rate of 1% of
                                      average daily net assets   $  570,000(3)
Emerging Markets Income Fund........ Annual rate of 0.75% of
                                      average daily net assets   $  782,000
European Equities Fund.............. Annual rate of 0.75% of
                                      average daily net assets   $  528,000(3)
Japanese Equities Fund.............. Annual rate of 0.75% of
                                      average daily net assets   $  392,000(3)
Latin America Equities Fund......... Annual rate of 1.00% of
                                      average daily net assets   $   40,000
Select International Equities Fund.. Annual rate of 0.75% of
                                      average daily net assets   $        0(4)

--------
 * TCW has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.

(1) These Funds commenced operations after October 31, 2000.

(2) For the fiscal period June 14, 2000 to October 31, 2000.

(3) As sub-advisor, TCW London received from TCW the following amounts:
    $190,000 Asia Pacific Equities Fund; $334,000 Emerging Markets Equities Fund; $528,000 European Equities Fund; $392,000 Japanese Equities Fund. The Sub-Advisory Agreement was last submitted for approval by shareholders of the Emerging Markets Equities Fund at a special meeting on November 1, 1995 for the purpose of initial approval of the Agreement. The Sub-Advisory agreement was last approved by the Board, including a majority of the Directors who are not parties to the Advisory or Sub-Advisory Agreements, on interested persons of any such party, at a meeting held on February 21, 2001.

(4) The Select International Equities Fund operated as a fund of funds until March 1, 2001 and did not pay a separate advisory fee.

                                                                      APPENDIX C

                             INFORMATION ABOUT TCW

  The address of TCW is at 865 South Figueroa Street, Suite 1800, California 90017. TCW is registered as an investment adviser under the Investment Advisers Act of 1940.

  TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

 Name
 Length of Service                    Position and Principal Occupation
 -----------------                    ---------------------------------
 Alvin R. Albe, Jr. .........  TCW Investment Management Company--Director,
 1991-Present                   President & Chief Executive Officer; The TCW
                                Group, Inc.--Executive Vice President; Trust
                                Company of the West--Director & Executive Vice
                                President; TCW Asset Management Company--
                                Director & Executive Vice President; TCW
                                Convertible Securities Fund, Inc.--Senior Vice
                                President; TCW Galileo Funds, Inc.--President
                                and Director; TCW London International,
                                Limited--Director and Executive Vice President

 Michael E. Cahill...........  TCW Investment Management Company--Managing
 1991-Present                   Director, General Counsel & Secretary; The TCW
                                Group, Inc.--Managing Director, General
                                Counsel and Secretary; Trust Company of the
                                West--Managing Director, General Counsel &
                                Secretary; TCW Asset Management Company--
                                Director, Managing Director, General Counsel &
                                Secretary; TCW Convertible Securities Fund,
                                Inc.--General Counsel & Assistant Secretary;
                                TCW Galileo Funds, Inc.--Senior Vice
                                President, General Counsel & Assistant
                                Secretary; Apex Mortgage Capital, Inc.--
                                Secretary; TCW London International,
                                Limited--Director, Managing Director, Vice
                                President and Assistant Secretary

 David S. DeVito.............  TCW Investment Management Company--Managing
 1993-Present                   Director, Chief Financial Officer & Assistant
                                Secretary; The TCW Group,
                                Inc.--Managing Director, Chief Financial
                                Officer & Assistant Secretary; Trust Company
                                of the West--Managing Director, Chief
                                Financial Officer & Assistant Secretary; TCW
                                Asset Management Company--Managing Director,
                                Chief Financial Officer & Assistant Secretary;
                                Apex Mortgage Capital, Inc.--Controller; TCW
                                London International, Limited--Managing
                                Director and Chief Financial Officer

 Thomas E. Larkin, Jr. ......  TCW Investment Management Company--Director and
 1977-Present                   Vice Chairman; The TCW Group, Inc.--Director &
                                Vice Chairman; Trust Company of the West--
                                Director & Vice Chairman; TCW Asset Management
                                Company--Director & Vice Chairman; TCW
                                Convertible Securities Fund, Inc.--Senior Vice
                                President; TCW Galileo Funds,
                                Inc.--Director & Vice Chairman

 Name
 Length of Service                    Position and Principal Occupation
 -----------------                    ---------------------------------
 Hilary G.D. Lord............  TCW Investment Management Company--Managing
 1987-Present                   Director, Chief Compliance Officer & Assistant
                                Secretary; The TCW Group, Inc.--Managing
                                Director, Chief Compliance Officer & Assistant
                                Secretary; Trust Company of the West--Managing
                                Director, Chief Compliance Officer; TCW Asset
                                Management Company--Managing Director & Chief
                                Compliance Officer; TCW Convertible Securities
                                Fund, Inc.--Senior Vice President & Assistant
                                Secretary; TCW Galileo Funds, Inc.--Assistant
                                Secretary

 William C. Sonneborn........  TCW Investment Management Company--Executive
 1998-Present                   Vice President & Assistant Secretary; The TCW
                                Group, Inc.--Executive Vice President &
                                Assistant Secretary; Trust Company of the
                                West--Executive Vice President & Assistant
                                Secretary; TCW Asset Management Company--
                                Executive Vice President & Assistant
                                Secretary; TCW London International, Limited--
                                Executive Vice President and Assistant
                                Secretary

 Marc I. Stern...............  TCW Investment Management Company--Director,
 1992-Present                   Chairman; The TCW Group, Inc.--Director,
                                President; Trust Company of the West--Director
                                & Vice Chairman; TCW Asset Management
                                Company--Vice Chairman & President; Apex
                                Mortgage Capital, Inc.--Director, Chairman of
                                the Board; TCW Galileo Funds, Inc.--Director,
                                Chairman; Qualcomm, Inc.--Board Member; TCW
                                London International, Limited--Director and
                                Chairman

TCW London International, Limited

  The address of TCW London International, Limited ("TCW London"), is 16 Charles II Street, London SW1Y 4QV England.

  TCW London's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

 Name
 Length of Service                  Position and Principal Occupation
 -----------------                  ---------------------------------
 Javier W. Baz........... TCW London International, Limited--Director,
                           President & Chief Executive
 1994-Present              Officer; TCW Investment Management Company--
                           Managing Director, Chief Investment Officer--
                           International & Chairman, International Asset
                           Allocation Committee; Trust Company of the West--
                           Managing Director, Chief Investment Officer--
                           International & Chairman, International Asset
                           Allocation Committee; TCW Asset Management
                           Company--Director, Managing Director, Chief
                           Investment Officer--International & Chairman,
                           International Asset Allocation Committee

 Ernest O. Ellison....... TCW London International, Limited--Director, Vice
                           Chairman; TCW
 1971-Present              Investment Management Company--Chairman, Investment
                           Policy Committee; The TCW Group, Inc.--Director,
                           Vice Chairman; Trust Company of the West--Director,
                           Vice Chairman & Chairman, Investment Policy
                           Committee; TCW Asset Management Company--Chairman,
                           Investment Policy Committee; TCW Convertible
                           Securities Fund, Inc.--Director, Chairman &
                           President

 Damon P. de Laszlo...... TCW London International, Limited--Director; The TCW
                           Group, Inc.--
 1981-Present              Director; Harwin PLC--Director, Chief Executive
                           Officer

 Sian A. Lloyd(1)........ TCW London International, Limited--Vice President &
                           Compliance Officer;
 1993-Present              TCW Asset Management Company--Vice President

 Alvin R. Albe, Jr. .....  See above listing of TCW officers and directors

 Michael E. Cahill.......  See above listing of TCW officers and directors

 David S. DeVito.........  See above listing of TCW officers and directors

 William C. Sonneborn....  See above listing of TCW officers and directors

 Marc I. Stern...........  See above listing of TCW officers and directors

--------
(1) The address of Ms. Lloyd is 16 Charles II Street, London SW1Y 4QV England.

Other Investment Company Clients

  TCW serves as investment adviser or sub-adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at March 31, 2001.

                                                                    Approximate
                                                                    Assets (in
                                                                    Millions as
         Name of Fund                   Advisory Fee Rate           of 3/31/01)
         ------------                   -----------------           -----------
TCW Convertible Securities
 Fund, Inc.
 (NYSE:CVT)................... Annual rate of 0.75% of the first      $306.8
                               $100 million of average weekly net
                               assets and 0.50% of average net
                               assets in excess of $100 million.

Sub-advised funds
Allmerica Investment Trust--
 Select Strategic
 Growth Fund.................. 0.85% of the average daily net         $ 28.3
                               assets not exceeding $100 million;
                               and 0.75% on assets exceeding $100
                               million.

Consulting Group Capital
 Markets Funds--Large
 Capitalization Growth         0.40% of the average daily net         $415.0
  Investments................. assets not exceeding $500 million;
                               and 0.35% on assets exceeding $500
                               million.
Enterprise Accumulation        0.40% of the average daily net         $366.3
 Trust--Equity Portfolio...... assets not exceeding $1 billion; and
                               0.30% on assets exceeding $1
                               billion.

Enterprise Group of Funds,     0.40% of the average daily net         $121.8
 Inc.--Equity Portfolio....... assets not exceeding $100 million;
                               and 0.30% on assets exceeding $100
                               million.

Enterprise Group of Funds,
 Inc.--Government Securities   0.30% of the average daily net         $158.1
 Portfolio.................... assets not exceeding $50 million;
                               0.25% on assets exceeding $50
                               million.

Frank Russell Investment
 Company--Select
 Growth Fund.................. 0.45% of average daily net assets.     $  8.6

The Glenmeade Fund, Inc.--
 Small Capitalization
 Growth Portfolio............. 0.60% of average daily net assets.     $ 49.6

Liberty All-Star Equity Fund,  0.40% of the average weekly net        $215.6
Inc. (closed-end)............. assets up to $400 million; 0.36% of the average weekly net assets of the
                               next $400 million; 0.324% of the
                               average weekly assets of the next
                               $400 million; and 0.292% thereafter.

                                                                                 Approximate
                                                                                 Assets (in
                                                                                 Millions as
               Name of Fund                          Advisory Fee Rate           of 3/31/01)
               ------------                          -----------------           -----------
Liberty All-Star Equity Fund--Variable                                             $ 12.5
Series....................................  0.30% of average daily net assets.

Liberty All-Star Growth Fund, Inc.          0.40% of average weekly net assets     $ 39.0
(closed-end)..............................  up to $300 million; 0.36%
                                            thereafter.

MSDW Mid-Cap Equity Trust.................  0.75% of the average daily net         $938.8
                                            assets not exceeding $500 million;
                                            0.725% of next $1.5 billion; 0.70%
                                            of next $1 billion; and 0.675% of
                                            average daily net assets exceeding
                                            $3 billion.

                                            TCW receives 40% of above.

MSDW North American Government
 Income Trust.............................  0.65% of average daily assets not      $ 97.4
                                            exceeding $500 million; 0.60% on
                                            assets exceeding $500 million.

                                            TCW receives 40% of above.

MSDW Small Cap Growth Fund................  1.00% of average daily assets not      $444.2
                                            exceeding $1.5 billion; and 0.95%
                                            thereafter.

                                            TCW receives 40% of above.
MSDW Total Return Trust...................  0.75% of average daily net assets      $664.4
                                            not exceeding $500 million; and
                                            0.725% thereafter.

                                            TCW receives 40% of above.

MSDW Select Dimensions Investment Series--
 The
Emerging Markets Portfolio................  1.25% of average daily net assets.     $ 11.5

                                            TCW receives 40% of above.

MSDW Select Dimensions Investment Series--
 The
Mid-Cap Growth Portfolio..................  0.625% of average daily net assets     $ 73.0
                                            not exceeding $500 million; and
                                            0.60% thereafter.

                                            TCW receives 40% of above.

MSDW Select Dimensions Investment Series--
 The North American Government Securities   0.65% of average daily net assets.     $  6.9
 Portfolio................................

                                            TCW receives 40% of above.

TCW/DW Term Trust 2002 (closed-end).......  0.26% of average weekly net assets.    $395.9

TCW/DW Term Trust 2003 (closed-end).......  0.26% of average weekly net assets.    $855.5

Touchstone Strategic Trust--Emerging
 Growth Fund..............................  0.50% of average daily net assets.     $    0(*)

                                                                     Approximate
                                                                     Assets (in
                                                                     Millions as
         Name of Fund                    Advisory Fee Rate           of 3/31/01)
         ------------                    -----------------           -----------
Touchstone Variable Series
 Trust--Emerging Growth Fund..  0.50% of average daily net assets.     $    0(*)

Vantagepoint Funds--Growth      0.70% of average daily net assets on   $667.6
 Stock Fund...................  first $25 million; 0.50% on next $25 million; 0.45% of next $50 million;
                                0.40% of next $400 million; and
                                0.35% thereafter.

Vantagepoint Funds--Aggressive                                         $217.9
 Opportunities Fund...........  0.73% of average daily net assets on first $100 million; 0.69% on next
                                $100 million; and 0.67% thereafter.

(*) Management did not commence until 5/1/2001

Brokerage Policies

  TCW Investment Management Company ("TCW") is responsible for placement of each Fund's portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, TCW considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable TCW to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission.

  Consistent with the conduct Rule of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board of Directors/Trustees may determine, TCW may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, TCW may effect transactions which cause the Fund to pay commission or net prices in excess of a commission or net price which another broker-dealer would have charged if TCW first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

  Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

  TCW maintains an internal allocation procedure to identify those broker-dealers who have provided TCW with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services TCW believes are useful. When TCW receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by TCW, the portion attributable to research may be paid through brokerage commissions. Research services furnished by broker-dealers may be used in providing services for any or all of the clients of TCW, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

                                                                     APPENDIX D

  As of       , the following persons owned of record or beneficially 5% or
more of the        shares of following Funds:

                                                               Shares    Percent
                                                            Beneficially   of
                                                               Owned      Class
                                                            ------------ -------
         Fund
   [Class     .............................................                   %
   Class     ..............................................                   %
   Class     ..............................................                   %]
         Fund
   [Class     .............................................                   %
   Class     ..............................................                   %
   Class     ..............................................                   %]
         Fund
   [Class     .............................................                   %
   Class     ..............................................                   %
   Class     ..............................................                   %]

--------
[* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.]

[** Shares are believed to be held only as nominee.]

                                                                     APPENDIX E

                            SUB-ADVISORY AGREEMENT

  AGREEMENT, made as of the      day of           , 2001 by and between TCW
Investment Management Company, a California corporation (hereinafter called the "Investment Manager"), and TCW London International, Limited (hereinafter called the "Sub-Adviser").

  WHEREAS, TCW Galileo Funds, Inc. (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

  WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the eleven current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

  WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

  WHEREAS, the Sub-Adviser is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of the Sub-Adviser to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

  WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the TCW Galileo Emerging Markets Fund in the manner and on the terms and conditions hereinafter set forth (this Portfolio together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

  WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  i. Subject to the supervision of the Fund, its officers and Directors, and the Investment Manager, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to assist the Investment Manager in the management of the assets of the Sub-Advisory Portfolio in a manner consistent with its investment objective and policies; to assist the Investment Manager in the making of decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; and determining the securities to be purchased, acquired, sold or otherwise disposed of by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; and to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate. The Sub-Adviser agrees to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other. Nothing in this Agreement shall require the Investment Manager to utilize the services of the Sub-Adviser with respect to any specific or minimum percentage of the assets of the Sub-Advisory Portfolio.

  In the Event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

  ii. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund. The Sub-Adviser shall provide all account statements and performance or financial reports as required by United States securities laws. The Sub-Adviser acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

  iii. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information, including investment policies and restrictions from time to time prescribed by the Directors of the Fund, relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund. All instructions given by the Fund or Investment Manager to the Sub-Adviser shall be in writing and sent to the Sub-Adviser's principal office and shall take effect upon actual receipt by the Sub-Adviser.

  iv. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services a the Sub-Adviser shall reasonably require in performing its duties hereunder.

  v. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors' or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operations unless otherwise explicitly provided herein.

  vi. As compensation for the services performed by the Sub-Adviser with respect to a Sub-Advisory Portfolio, the Investment Manager shall pay the Sub-Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in the following table (subject to the limitation described below):

                              Annual Fee Rate
           Expressed as a Percentage of Net Assets For Which The
       Sub-Adviser Renders Sub-Advisory Portfolio Investment Advisory
                                  Services
       --------------------------------------------------------------
     TCW Galileo Asia Pacific Equities Fund............................ 1.00%
     TCW Galileo Emerging Markets Equities Fund........................ 1.00%
     TCW Galileo European Equities Fund................................ 0.75%
     TCW Galileo Japanese Equities Fund................................ 0.75%
     TCW Galileo Select International Equities Fund.................... 0.75%

  For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which the Sub-dviser provides investment advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

  In the event that the aggregate compensation received by the Investment Manager from the Fund with respect to a Sub-Advisory Portfolio for any month is less than that specified above, the compensation payable by the Investment Manager to the Sub-Adviser with respect to the Sub-Advisory Portfolio shall be equal to that received by the Investment Manager. The Compensation of the Sub-Adviser is a responsibility of the Investment Manager and not a responsibility of the Fund.

  vii. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

  viii. It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

  ix. This Agreement shall become effective upon its execution for a period of two years and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Directors of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, and the Sub-Adviser either by majority vote of the Directors of the Fund or, with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

  x. This Agreement may be amended by the parties without the vote of consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

  xi. All formal complaints should, in the first instance, be made in writing to the Sub-Adviser's compliance officer at the Sub-Adviser's principal office. In addition, the Fund has a right to complain directly to IMRO.

  xii. A statement is available from the Sub-Adviser describing the Fund's rights to compensation, if any, in the event that the Sub-Adviser is unable to meet its liabilities.

  xiii. The Fund acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

  xiv. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

  xv. The effective date of this Agreement shall be the day and year first written above.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first written in Los Angeles, California.

TCW INVESTMENT MANAGEMENT COMPANY         TCW LONDON INTERNATIONAL, LIMITED

By: _________________________________     By: _________________________________

Attest: _____________________________     By: _________________________________

                                          Attest: _____________________________

Accepted and agreed to as of the day and year first above written:

TCW GALILEO FUNDS, INC.

By: _________________________________

Attest: _____________________________

                                                                     APPENDIX F

                            TCW GALILEO FUNDS, INC.

                            AUDIT COMMITTEE CHARTER

  The Audit Committee is appointed by the Board to assist the Board in monitoring (i) the reasonableness of the financial statements of the Company,
(ii) the compliance by the Company with regulatory requirements applicable to the financial statements, and (iii) the independence and performance of the Company's independent auditors.

  The members of the Audit Committee ("Committee") shall consist of the independent members of the Board of Directors.

  The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  The Audit Committee shall:

  1. Make periodic reports to the Board.

  2. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  3. Review with management and the independent auditors the annual audited financial statements to be included in the Company's Annual Report to Shareholders including accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  4. Review with management significant judgements made in connection with the preparation of the Company's financial statements.

  5. With the Board, evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  6. Review the range of estimated costs of audit and non-audit services performed by the independent auditor.

  7. Receive annual reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  8. Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61 (as amended by SAS No.
90) issued by the Auditing Standards Board, relating to the conduct of the audit.

  9. Recommend to the Board the appointment of the independent auditor, which firm is accountable to the Audit Committee and the Board

  10. Meet at least annually with (i) the Company's Chief Financial Officer and (ii) the independent auditor in a separate executive session.

  Although the Audit Committee has oversight responsibility and the authority set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management.


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

                                  X Please fold and detach card at perforation before mailing. X
                                    X    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]           X
                                         PLEASE DO NOT USE FINE POINT PENS.

  This Proxy is solicited by the Directors. If no specification is made thereon, this Proxy will be treated as GRANTING authority to vote FOR the election of the directors named in Proposal 1, and FOR Proposals 2 and 3.

1. To elect directors                                                            FOR  all            WITHHOLD
   Nominees: (01) Marc I. Stern, (02) Alvin R. Albe, Jr.,                        nominees            AUTHORITY
   (03) Thomas E. Larkin, Jr., (04) John C. Argue, (05) Norman Barker, Jr.,   listed at left.     to vote for all
   (06) Richard W. Call, (07) Matthew K. Fong, (08) Patrick C. Haden,           (Except as        nominees listed
   (09) Hon. John A. Gavin.                                                    noted at left)        at left.

(Instructions: To withhold authority to vote for any individual nominee,
write that nominee's name in the space provided below.                             [_]                 [_]

-----------------------------------------------------------------------            FOR               AGAINST             ABSTAIN

2. To approve a New Investment Management and Advisory Agreement                   [_]                 [_]                 [_]

3. To approve a New Sub-Advisory Agreement for the TCW Galileo Asia Pacific        [_]                 [_]                 [_]
   Equities Fund, the Emerging Markets Equities Fund, the European Equities
   Fund, and Japanese Equities Fund, and the Select International Equities
   Fund. ONLY SHAREHOLDERS OF THESE PARTICULAR FUNDS ARE REQUESTED TO VOTE
   ON THIS PROPOSAL.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
X                                                                                                                                  X

To Vote By Telephone:
1.  Read the Proxy Statement and have your Proxy Card at hand.
2.  Call toll-free 1-888-221-0697
3.  Enter the 14-digit Control Number found on your Proxy Card.
4.  Follow the simple instructions.


*** CONTROL NUMBER: 909 999 999 999 99 ***         Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                                                               TCW GALILEO FUNDS, INC.
                                                             ANNUAL MEETING OF SHAREHOLDERS - JUNE 26, 2001

      The undersigned hereby appoints ALVIN R. ALBE, JR., MICHAEL E. CAHILL, PHILIP K. HOLL, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW Galileo Funds, Inc. to be held on June 26, 2001 at 9:00 A.M., Pacific Time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated ________, 2001.


                                               Dated:_______________, 2001

                        IMPORTANT: Please Mark, Sign, Date and Return the Proxy Card in the Enclosed Envelope.

                        --------------------------------


                        --------------------------------
                        Signature

                        Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporation.